SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  July 25, 2005 (July 22, 2005)
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                        D & K HEALTHCARE RESOURCES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


          000-20348                                       43-1465483
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  (Commission File Number)                     (IRS Employer Identification No.)


      8235 Forsyth Blvd, St. Louis, MO                          63105
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  (Address of Principal Executive Offices)                   (Zip Code)


                                 (314) 727-3485
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act




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                        D & K HEALTHCARE RESOURCES, INC.

                                    FORM 8-K



Item 8.01    Other Events.

On July 25, 2005, D&K Healthcare Resources, Inc (the "Company") announced that on July 22, 2005, the Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 related to the tender offer McKesson Corporation commenced, through a wholly owned subsidiary, on July 22, 2005, to purchase the outstanding shares of the Company at $14.50 net per share. The termination of this waiting period satisfies one of the conditions for McKesson's proposed acquisition of D&K.

The press release issued by the Company on July 25, 2005 is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 9.01    Financial Statements and Exhibits

             (c)     Exhibits

             99.1 Press Release of D&K Healthcare Resources, Inc. dated July 25, 2005.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2005

                                       D & K HEALTHCARE RESOURCES, INC.


                                       By: /s/ Thomas S. Hilton
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                                           Thomas S. Hilton
                                           Senior Vice-President and Chief
                                           Financial Officer



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